UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2006

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard

On May 15, 2006, Curon Medical, Inc. received a letter from The Nasdaq Stock Market, notifying the company that it will delist its common stock from the Nasdaq Capital Market at the opening of business on May 24, 2006 due to its failure to maintain a minimum bid price of $1.00 over the preceding 30 consecutive trading days for its common stock as required by Nasdaq Marketplace Rule 4310(c)(4). A copy of the press release announcing Nasdaq’s letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Curon Medical, Inc. dated May 19, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.

By:	/s/ Alistair F. McLaren
Alistair F. McLaren Vice President of Finance, Chief Financial Officer

Date: May 19, 2006

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INDEX TO EXHIBITS

Index Number	Description of Document
99.1	Press Release of Curon Medical, Inc. dated May 19, 2006.

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